                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 29, 2001


                        CRESCENT FINANCIAL CORPORATION

------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


North Carolina                     To Be Assigned            (Applied For)

--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)  (IRS Employer Identification
 of incorporation)                                     number)


                     1005 High House Road, Cary, NC  27513

--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code (919) 460-7770


                                 Not Applicable

--------------------------------------------------------------------------------
                (Former address of principal executive offices)

Item 5.   Other Events.
----------------------

On June 29, 2001, pursuant to an Agreement and Plan of Reorganization and Share Exchange dated May 18, 2001 (the "Agreement") and approved by shareholders at Crescent State Bank's annual meeting on April 25, 2001, Registrant acquired all of the outstanding stock of Crescent State Bank. Under the terms of the Agreement, the shares of Crescent State Bank's common stock were exchanged for shares of the Registrant on a one-for-one basis. The shares of the Registrant issued in connection with the reorganization were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Act.

As a result of the transaction described above, the Registrant is the successor issuer to Crescent State Bank, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934. Crescent State Bank has been subject to the information requirements of the Exchange Act and in accordance with Section 12(i) thereof has timely filed reports and other financial information with the FDIC. Such reports and other information filed by Crescent State Bank with the FDIC may be inspected and copied at the public reference facilities maintained by the FDIC at 550 17th Street, N.W., Washington, DC 20006. Crescent State Bank filed under FDIC Certificate No. 35006. The last report filed by Crescent State Bank with the FDIC was the current report on Form 8-K dated June 29, 2001 regarding Crescent State Bank's reorganization into a holding company.

This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the SEC and as notice that it is the successor issuer to Crescent State Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith files reports and other information with the Commission. The first regular report to be filed by the Registrant with the SEC will be the Form 10-QSB for June 30, 2001.


Item 7.   Financial Statements and Exhibits.
-------------------------------------------
(a)  Financial statements of businesses acquired - not applicable
(b)  Pro forma financial information - not applicable
(c)  Exhibits
     (2) Agreement and Plan of Reorganization and Share Exchange dated May 18, 2001

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CRESCENT FINANCIAL CORPORATION



                                   By:  /s/ Michael G. Carlton
                                        ----------------------
                                        Michael G. Carlton
                                        President


Dated: June 29, 2001

                                 EXHIBIT INDEX
                                 -------------


 Exhibit
 Number        Description of Exhibit
 ------        ----------------------

   2           Agreement and Plan of Reorganization and Share Exchange Dated May
               18, 2001